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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C., 20549




                                     FORM 8-K/A


                          Amendment No. 1 to CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported):       June 24, 1994




                                 CERIDIAN CORPORATION
               (Exact name of registrant as specified in its charter)



              Delaware                      1-1969              52-0278528
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     incorporation or organization)      File Number)    Identification No.)



        8100 34th Avenue South, Minneapolis, Minnesota               55425
           (Address of principal executive offices)                (Zip Code)



     Registrant's telephone number, including area code      (612)853-8100




            (Former name or former address, if changed since last report)
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          (c)  Exhibits

          The following is an addition to the list of Exhibits filed or incorporated by reference as part of this report:

               Exhibit                  Description

                23.1          Independent Auditors' Consent
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                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CERIDIAN CORPORATION
                                                 Registrant




     Date:  January 25, 1995              /s/L. D. Gross
                                          L. D. Gross
                                          Vice President and
                                          Corporate Controller
                                          (Principal Accounting Officer)
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                                       EXHIBIT INDEX
               Exhibit
                 No.                    Description                        Code

                23.1               Independent Auditors' Consent             E

     Legend:  (IBR)  Incorporated by reference from previous filing
                (P)  Printed material filed under Form SE dated August 3, 1992
                (E)  Electronic Filing
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